UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 10, 2018

Veeva Systems Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36121	20-8235463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4280 Hacienda Drive

Pleasanton, California 94588

(Address of principal executive offices, including zip code)

(925) 452-6500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

CEO Option Grant

On January 10, 2018, upon the recommendation of the Compensation Committee of the Board of Directors (the “Board”) of Veeva Systems Inc. (“Veeva”), the Board approved a grant of stock options to Peter Gassner, our Chief Executive Officer and founder and a member of our Board. Mr. Gassner was granted options to purchase an aggregate of 2,838,635 shares of our Class A common stock (the “New Options”) with an exercise price of $60.00 per share, which price approximates the 60-day average of closing stock prices around our all-time high closing stock price. The closing price of our stock on January 10, 2018 was $57.68 per share. The New Options vest and become exercisable as follows:

Number of Shares	Service-Based Vesting Condition	Stock Price Target Vesting Condition	First Date Exercisable	Expiration Date
2,128,975	Continued service as CEO through February 1, 2025, with vesting in monthly increments beginning February 1, 2020	N/A	First monthly increment (1/60th of total) will become vested and exercisable on March 1, 2020, with additional monthly increments becoming exercisable thereafter through February 1, 2025	January 9, 2028
177,415	Same as above	$90.00	Same as above, but only if the applicable Stock Price Target has previously been achieved	January 9, 2028
177,415	Same as above	$100.00	Same as above, but only if the applicable Stock Price Target has previously been achieved	January 9, 2028
177,415	Same as above	$110.00	Same as above, but only if the applicable Stock Price Target has previously been achieved	January 9, 2028
177,415	Same as above	$120.00	Same as above, but only if the applicable Stock Price Target has previously been achieved	January 9, 2028

To achieve each of the above Stock Price Target Vesting Conditions, Veeva’s Class A Common Stock must sustain the specified Stock Price Target for at least 60 consecutive trading days. Each Stock Price Target Vesting Condition may be satisfied at any time prior to the Expiration Date of the option. As with Mr. Gassner’s prior stock option awards, the New Options are not subject to any contractual vesting acceleration provisions. Mr. Gassner does not receive any economic benefit from the New Options unless our stock price increases.

Our Board and Compensation Committee purposefully established prior to our initial public offering (“IPO") a compensation program for our Chief Executive Officer that emphasizes long-term equity compensation in the form of stock options over cash compensation. We believe this long-term, option-only approach continues to align and incentivize  Mr. Gassner to lead our business and drive our success, which is consistent with the long-term interests of our stockholders and our vision to build a lasting, growing cloud company. The New Options are the first incentive compensation award granted to Mr. Gassner since March 2013, which was prior to our IPO. Mr. Gassner does not participate in an annual incentive compensation program and, apart from a below-market annual base salary of $300,000, Mr. Gassner has not been paid any cash compensation since our IPO. The Board believes that the New Options are a strongly motivating, performance-based incentive compensation vehicle appropriately structured to retain Mr. Gassner and motivate him to continue growing the company on a continuous trajectory through 2025 and beyond.

The New Options reflect the continuation of a 5-year long-term incentive compensation cycle for Mr. Gassner (i.e., the New Options do not begin vesting until the completion of vesting of Mr. Gassner’s current outstanding options), and our Board intends that the New Options will be the only incentive awards that Mr. Gassner is granted until at least 2023. The added features of time-based vesting that continues for 7 years after grant, Stock Price Target Vesting Conditions that apply to a portion of the New Options set at increments requiring greater than 50% to 100% increases in our current stock price, and the above-market strike price that applies to all of the New Options are intended to strongly align Mr. Gassner’s interests with those of our stockholders.

Forward-looking Statements and Incorporation by Reference

This report contains forward-looking statements, including statements regarding Veeva's CEO compensation strategies, expectations and intentions, Veeva’s future performance, alignment with stockholders and general business conditions. Any forward-looking statements contained in this report are based upon Veeva's historical performance and its current plans, estimates and expectations and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent Veeva's expectations as of the date of this report. Subsequent events may cause these expectations to change, and Veeva disclaims any obligation to update the forward-looking statements in the future. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially, including risks that our CEO compensation strategies, expectations and intentions may not have the expected results, risks regarding our future operating results and results of operations, and the risks and uncertainties included under the captions, “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the company’s filing on Form 10-Q for the period ended October 31, 2017. This is available on the company’s website at veeva.com under the Investors section and on the SEC’s website at sec.gov. Further information on potential risks that could affect actual results will be included in other filings Veeva makes with the SEC from time to time.

The description of the New Options are qualified in their entirety by reference to the full text of the 2013 Equity Incentive Plan and related form of stock option agreement, copies of which were filed as Exhibit 10.4 with our Form S-1/A on October 3, 2013 and are incorporated by reference herein, as well as to the form of stock option agreement related to those New Options that include a Stock Price Target Vesting Condition, which we expect to file with our Form 10-K for the fiscal year ending January 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veeva Systems Inc.

By:	/s/ JOSH FADDIS
Josh Faddis
Senior Vice President, General Counsel

Dated: January 11, 2018